                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                          ZEIGLER COAL HOLDING COMPANY
             PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 5, 1998
                                       OF
                        ZEIGLER ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                              AEI RESOURCES, INC.

    This Notice of Guaranteed Delivery, or one substantially equivalent to the attached form, must be used to accept the Offer (as defined below) if (i) certificates for shares of common stock, par value $.01 per share (the
"Shares"), of Zeigler Coal Holding Company and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer (as defined in the Offer to Purchase) or (ii) the procedures for delivery of book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Depositary. See "The Tender Offer--3.
Procedure for Tendering Shares" in the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

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
           BY MAIL:               BY FACSIMILE TRANSMISSION:    BY HAND OR OVERNIGHT COURIER:

  IBJ Schroder Bank & Trust             (212) 858-2611            IBJ Schroder Bank & Trust
           Company                                                         Company
         P.O. Box 84                                                   One State Street
    Bowling Green Station                 To Confirm               New York, New York 10004
New York, New York 10274-0084    Facsimile Transmissions Call    Attn: Securities Processing
     Attn: Reorganization               (212) 858-2103                      Window
          Operations
          Department

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature of a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to Zeigler Acquisition Corporation ("Purchaser"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 5, 1998 and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number (indicated below) of Shares pursuant to the guaranteed delivery procedure set forth in "The Tender Offer--3. Procedure for Tendering Shares" of the Offer to Purchase.

    Number of Shares being tendered hereby:              Shares

  Certificate No(s).
  (if available):
  ____________________________________________________________________________
  If Shares will be tendered by book-entry transfer:

  Name of Tendering Institution ______________________________________________

  Account No. _____________________________________________________________ at

  The Depository Trust Company

                                   SIGN HERE:

  ____________________________________________________________________________
                                                               (SIGNATURE(S))

   __________________________________________________________________________
                                                  (NAME(S) OF RECORD HOLDERS)
                                                               (PLEASE PRINT)

   __________________________________________________________________________
                                                                    (ADDRESS)

   __________________________________________________________________________
                                                                   (ZIP CODE)
   __________________________________________________________________________
                                                              (TELEPHONE NO.)

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or an Agent's Message as defined in the Offer to Purchase in the case of a book-entry delivery, and any other required documents, all within three New York Stock Exchange trading days of the date hereof.

  ____________________________________________________________________________
   (NAME OF FIRM)

   __________________________________________________________________________
   (ADDRESS)

   __________________________________________________________________________
   (ZIP CODE)

   __________________________________________________________________________
   (TELEPHONE NO.)

  Dated: ______________________________________________________________, 1998.

  ____________________________________________________________________________
                                                       (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                                                       (NAME)

   __________________________________________________________________________
                                                                      (TITLE)

                 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
      YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.